UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2021

Aterian, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38937	83-1739858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Aterian, Inc.

37 East 18th Street, 7th Floor

New York, NY 10003

(Address of Principal Executive Offices)(Zip Code)

(347) 676-1681

(Registrant’s telephone number, including area code)

Mohawk Group Holdings, Inc.

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	ATER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective April 30, 2021, Mohawk Group Holdings, Inc., a Delaware corporation (the “Company”), changed its name to Aterian, Inc. (the “Name Change”) by filing a Certificate of Amendment (the “Certificate of Amendment”) to its Amended and Restated Certificate of Incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware, which was subsequently corrected by a Certificate of Correction to the Certificate of Amendment (the “Certificate of Correction”) for a typographical error. In accordance with the General Corporation Law of the State of Delaware (the “DGCL”), the board of directors of the Company (the “Board”) approved the Name Change and the Certificate of Amendment. Pursuant to Section 242(b)(1) of the DGCL, stockholder approval was not required for the Name Change or the Certificate of Amendment.

In addition, effective April 30, 2021, the Company amended and restated its Amended and Restated Bylaws (the “Bylaws”) to reflect the Name Change (the “Second Amended and Restated Bylaws”). The Second Amended and Restated Bylaws contain no other changes. In accordance with the DGCL and the Bylaws, the Board approved the Second Amended and Restated Bylaws, and stockholder approval was not required for such amendment.

The foregoing descriptions are only a summary of the Certificate of Amendment and the Second Amended and Restated Bylaws, and are qualified in their entirety by reference to the full text of the Certificate of Amendment, the Certificate of Correction and the Second Amended and Restated Bylaws, copies of which are filed as Exhibits 3.1, 3.2 and 3.3, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On April 29, 2021, the Company issued a press release announcing the Name Change and the Symbol Change (as defined below). A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01. Other Events.

In connection with the Name Change, the Company’s common stock, par value $0.0001 per share (the “Common Stock”), will begin trading on the Nasdaq Capital Market under the new ticker symbol “ATER,” effective as of the opening of trading hours on April 30, 2021 (the “Symbol Change”). The new CUSIP number of the Common Stock is 02156U 101.

The Name Change and Symbol Change do not affect the rights of the Company’s security holders. The Common Stock will continue to be traded on the Nasdaq Capital Market. Following the Name Change, the stock certificates of the Common Stock, which reflect the former name of the Company, will continue to be valid. Certificates reflecting the Name Change will be issued in due course as old stock certificates are tendered for exchange or transfer to the Company’s transfer agent.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation.

3.2	Certificate of Correction of Certificate of Amendment to the Amended and Restated Certificate of Incorporation.

3.3	Second Amended and Restated Bylaws.

99.1	Press release, dated April 29, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATERIAN, INC.

Date: April 30, 2021	By:	/s/ Yaniv Sarig
Name: Yaniv Sarig
Title: President and Chief Executive Officer